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                    SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C.  20549



                                 FORM 8-K

             Current Report Pursuant to Section 13 or 15(d) of
                    The Securities Exchange Act of 1934





  Date of Report (Date of earliest event reported):   September 20, 1995
                                                      ------------------



                       ENTERRA CORPORATION
     ------------------------------------------------------
     (Exact name of registrant as specified in its charter)




       Delaware                1-8153                 23-2154837
       --------                ------                 ----------
   (State or other         (Commission File       (I.R.S. Employer
   jurisdiction of             Number)           Identification No.)
   incorporation)


      13100 Northwest Freeway, Sixth Floor
                Houston, Texas                          77040-6310
      ------------------------------------              ----------
     (Address of principal executive offices)           (Zip Code)

     Registrant's telephone number, including area code: (713)462-7300
                                                         -------------


                            (not applicable)
     -------------------------------------------------------------
     (Former name or former address, if changed since last report)


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ITEM 5.   OTHER EVENTS.

          On September 20, 1995, Enterra Corporation, a Delaware corporation (the "Company"), and Enterra Compression Company, a Delaware corporation ("Enterra Sub"), entered into an agreement (the "Agreement") with Zapata Corporation, a Delaware corporation ("Zapata"), Energy Industries, Inc., a Delaware corporation ("Zapata Sub"), and Zapata Energy Industries, L.P., a Delaware limited partnership ("Zapata Partnership"), pursuant to which Zapata, Zapata Sub and Zapata Partnership agreed to sell to Enterra and Enterra Sub substantially all of the assets of the natural gas compression businesses of Zapata Sub and Zapata Partnership for $130 million and the assumption of certain current liabilities. The Agreement is conditioned upon, among other things, the approval of the Agreement by the stockholders of Zapata and the receipt of certain regulatory approvals and the expiration of any applicable waiting period with respect thereto. The Agreement is attached as Exhibit 2 hereto and its terms are incorporated herein by reference.

          Simultaneously with the execution and delivery of the Agreement, the Malcolm I. Glazer Trust (the "Trust"), the principal stockholder of Zapata, delivered a letter, dated September 20, 1995 (the "Letter Agreement"), to the Company pursuant to which the Trust agreed to vote the shares of common stock of Zapata owned or controlled by it in accordance with the recommendation of the board of directors of Zapata with respect to the approval by the stockholders of Zapata of resolutions submitted to such stockholders relating to the Agreement. The Letter Agreement is attached as
Exhibit 10 hereto and its terms are incorporated herein by reference.

          A copy of the Press Release, dated September 21, 1995, issued by the Company and Zapata relating to the Agreement, is attached as Exhibit 99 hereto and is incorporated herein by reference.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

          (c)  The following exhibits are filed with this report:

                2 Agreement, dated as of September 20, 1995, among Zapata Corporation, Energy Industries, Inc., Zapata Energy Industries, L.P., Enterra Corporation and Enterra Compression Company (exhibits 2-4 and schedules omitted).

               10 Letter, dated September 20, 1995, from Malcolm I. Glazer Trust to Enterra Corporation.

               99 Press Release, dated September 21, 1995, issued by Enterra Corporation and Zapata Corporation.

                                      -2-

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                                 SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              ENTERRA CORPORATION


                              By: /s/ Steven W. Krablin
                                  ---------------------------
                                  Steven W. Krablin
                                  Vice President and
                                  Chief Financial Officer



Dated:  October 2, 1995

                                      -3-

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                               EXHIBIT INDEX


Exhibit   Description
-------   -----------
   2 Agreement, dated as of September 20, 1995, among Zapata Corporation, Energy Industries, Inc., Zapata Energy Industries, L.P., Enterra Corporation and Enterra Compression Company (exhibits 2-4 and schedules omitted).

  10 Letter, dated September 20, 1995, from Malcolm I. Glazer Trust to Enterra Corporation.

  99 Press Release, dated September 21, 1995, issued by Enterra Corporation and Zapata Corporation.